BYLAWS

                                       OF

                             ILC TECHNOLOGY, INC.,
                            a California corporation


                              AMENDED AND RESTATED
                            as of November 21, 1996



                                   ARTICLE 1


                                    OFFICES


Section 1.1. Principal Office. The principal office for the transaction of the business of the corporation shall be located at 399 Java Drive, Sunnyvale, California 94089. The Board of Directors is hereby granted full power and authority to change said principal office to another location within or without the State of California.

Section 1.2. Other Offices. One or more branch or other subordinate offices may at any time be fixed and located by the Board of Directors at such place or places within or without the State of California as it deems appropriate.

                                   ARTICLE 2


                                   DIRECTORS


Section 2.1. Exercise of Corporate Powers. Except as otherwise provided by the Articles of Incorporation of the corporation or by the laws of the State of California now or hereafter in force, the business and affairs of the corporation shall be managed and all corporate powers shall be exercised by or under the direction of the Board of Directors. The Board may delegate the management of the day-to-day operation of the business of the corporation as permitted by law provided that the business and affairs of the corporation shall be managed and all corporate powers shall be exercised under the ultimate direction of the Board.

Section 2.2. Number.

     (a)  The number of the  corporation's  directors shall be not less than six
          (6) nor more than eleven (11).

     (b) The exact number of the corporation's directors shall be six (6) until changed, within the limits specified above, by a resolution duly approved by the Board or shareholders.

Section 2.3. Need Not Be Shareholders. The directors of the corporation need not be shareholders of the corporation.



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Section 2.4.  Compensation.  Directors shall receive such compensation for their services as directors and such reimbursement for their expenses of attendance at meetings as may be determined from time to time by resolution of the Board. Nothing herein contained shall be construed to preclude any director from serving the corporation in any other capacity and receiving compensation therefor.

Section 2.5. Election and Term of Office. At each annual meeting of shareholders, directors shall be elected to hold office until the next annual meeting, provided that if for any reason said annual meeting or an adjournment thereof is not held or the directors are not elected thereat, then the directors may be elected at any special meeting of the shareholders called and held for that purpose. The term of office of the directors shall begin immediately after their election and shall continue until the expiration of the term for which elected and until their respective successors have been elected and qualified.

Section 2.6. Vacancies. A vacancy or vacancies in the Board of Directors shall exist when any authorized position of director is not then filled by a duly elected director, whether caused by death, resignation, removal, change in the authorized number of directors (by the Board or the shareholders) or otherwise. The Board of Directors may declare vacant the office of a director who has been declared of unsound mind by an order of court or convicted of a felony. A vacancy created by the removal of a director may be filled only by the approval of the shareholders. Except for a vacancy created by the removal of a director, vacancies on the Board may be filled by a majority of the directors then in office, whether or not less than a quorum, or by a sole remaining director. The shareholders may elect a director at any time to fill any vacancy not filled by the directors, but any such election by written consent other than to fill a vacancy created by removal requires the consent of a majority of the outstanding shares entitled to vote. Any director may resign effective upon giving written notice to the Chairman of the Board, the President, the Secretary, or the Board of Directors of the corporation, unless the notice specifies a later time for the effectiveness of such resignation. If the resignation is effective at a future time, a successor may be elected to take office when the resignation becomes effective.

Section 2.7. Removal.

2.7.1. General Rule. Any and all of the directors may be removed without cause if such removal is approved by the affirmative vote of a majority of the outstanding shares entitled to vote at an election of directors, except as set forth in subsections 2.7.2 and 2.7.3.

2.7.2. Supermajority Vote Required. No director may be removed (unless the entire Board is removed) when the votes cast against removal, or not consenting in writing to such removal, would be sufficient to elect such director if voted cumulatively at an election at which the same total number of votes were cast (or, if such action is taken by written consent, all shares entitled to vote were voted) and the entire number of directors authorized at the time of the director's most recent election were then being elected;

2.7.3. Class Vote. When by the provisions of the Articles the holders of the shares of any class or series, voting as a class or series, are entitled to elect one or more directors,


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any  director  so elected  may be  removed  only by the  applicable  vote of the holders of the shares of that class or series.

2.7.4. Effect of Reduction of Size of Board. Any reduction of the authorized number of directors does not remove any director prior to the expiration of such director's term of office.

Section 2.8. Meetings of Directors.

2.8.1. Place of Meetings. Unless otherwise specified in the notice thereof, meetings (whether regular, special or adjourned) of the Board of Directors of the corporation shall be held at the principal office of the corporation for the transaction of business, as specified in accordance with Section 1.1, which is hereby designated as an office for such purpose in accordance with the laws of the State of California, or at any other place within or without the State which has been designated from time to time by resolution of the Board or by written consent of all members of the Board.

2.8.2. Regular Meetings. Regular meetings of the Board of Directors, of which no notice need be given except as required by the laws of the State of California, shall be held after the adjournment of each annual meeting of the shareholders (which meeting shall be designated the Regular Annual Meeting) and at such other times as may be designated from time to time by resolution of the Board of Directors. Such regular meetings shall be held at the principal office of the corporation for the transaction of business as specified in accordance with
Section 1.1 or at any other place within or without the State of California which has been designated from time to time by resolution of the Board or by written consent of all members of the Board, unless notice of the place thereof be given in the same manner as for special meetings.

2.8.3. Special Meetings. Special meetings of the Board of Directors may be called at any time by the Chairman of the Board, the President, any Vice President, the Secretary, or any two or more of the directors.

2.8.4. Notice of Meetings. Except in the case of regular meetings, notice of which has been dispensed with, all meetings of the Board of Directors shall be held upon four (4) days' notice by mail or forty-eight (48) hours' notice delivered personally or by telephone, telegraph, or other electronic or wireless means. If the address of a director is not shown on the records and is not readily ascertainable, notice shall be addressed to him at the city or place in which the meetings of the directors are regularly held. Except as set forth in subsection 2.8.6, notice of the time and place of holding an adjourned meeting need not be given to absent directors if the time and place be fixed at the meeting adjourned.

2.8.5. Quorum. A majority of the authorized number of directors constitutes a quorum of the Board for the transaction of business. Every act or decision done or made by a majority of the directors present at a meeting duly held at which a quorum is present shall be regarded as the act of the Board of Directors except as otherwise provided by law. A meeting at which a quorum is initially present may continue to transact business notwithstanding the


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withdrawal of directors,  if any action taken is approved by at least a majority of the required quorum for such meeting.

2.8.6. Adjourned Meetings. A majority of the directors present, whether or not a quorum is present, may adjourn any meeting to another time and place. If the meeting is adjourned for more than 24 hours, notice of any adjournment to another time or place shall be given prior to the time of the adjourned meeting to the directors who were not present at the time of the adjournment.

2.8.7. Waiver of Notice and Consent. Notice of a meeting need not be given to any director who signs a waiver of notice or a consent to holding the meeting or an approval of the minutes thereof, whether before or after the meeting, or who attends the meeting without protesting, prior thereto or at its commencement, the lack of notice to such director. All such waivers, consents, and approvals shall be filed with the corporate records or made a part of the minutes of the meeting.

2.8.8. Action Without a Meeting. Any action required or permitted to be taken by the Board may be taken without a meeting, if all members of the Board shall individually or collectively consent in writing to such action. Such written consent or consents shall be filed with the minutes of the proceedings of the Board. Such action by written consent shall have the same force and effect as a unanimous vote of such directors.

2.8.9. Conference Telephone Meetings. Members of the Board may participate in a meeting through use of conference telephone or similar communications equipment, so long as all members participating in such meeting can hear one another. Participation in a meeting pursuant to this Section constitutes presence in person at such meeting.

2.8.10. Meetings of Committees. The provisions of this Section apply also to committees of the Board and action by such committees, with such changes in points of detail as may be necessary.

                                   ARTICLE 3

                                    OFFICERS

Section 3.1. Election and Qualifications. The officers of the corporation shall consist of a President, one or more Vice Presidents, a Secretary, and a Chief Financial Officer who shall be chosen by the Board of Directors and such other officers, including a Chairman of the Board, as the Board of Directors shall deem expedient, who shall be chosen in such manner and hold their offices for such terms as the Board of Directors may prescribe. Any two or more of such offices may be held by the same person. Any Vice President, Assistant Treasurer, or Assistant Secretary may exercise any of the powers of the President, the Chief Financial Officer, or the Secretary, respectively, as directed by the Board of Directors, and shall perform such other duties as are imposed upon such officer by the Bylaws or the Board of Directors.

Section 3.2. Term of Office and Compensation. The term of office and salary of each of said officers and the manner and time of the payment of such salaries shall be fixed and


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determined  by the Board of Directors and may be altered by said Board from time to time at its pleasure, subject to the rights, if any, of said officers under any contract of employment.

Section 3.3. Removal and Vacancies. Any officer of the corporation may be removed at the pleasure of the Board of Directors at any meeting or at the pleasure of any officer who may be granted such power by a resolution of the Board of Directors. Any officer may resign at any time upon written notice to the corporation without prejudice to the rights, if any, of the corporation under any contract to which the officer is a party. If any vacancy occurs in any office of the corporation, the Board of Directors may elect a successor to fill such vacancy for the remainder of the unexpired term and until a successor is duly chosen and qualified.

                                   ARTICLE 4

                             CHAIRMAN OF THE BOARD

The Chairman of the Board of Directors, if there be one, shall have the power to preside at all meetings of the Board of Directors, and to call meetings of the shareholders and of the Board of Directors to be held within the limitations prescribed by law or by these Bylaws, at such times and at such places as the Chairman of the Board shall deem proper. The Chairman of the Board shall have such other powers and shall be subject to such other duties as the Board of Directors may from time to time prescribe.

                                   ARTICLE 5

                                   PRESIDENT

Section 5.1. Powers and Duties. The powers and duties of the President are:

     (a) To act as the chief executive officer of the corporation and, subject to the control of the Board of Directors, to have general supervision, direction, and control of the business and affairs of the corporation.

     (b) To preside at all meetings of the shareholders and, in the absence of the Chairman of the Board, or if there be none, at all meetings of the Board of Directors.

     (c) To call meetings of the shareholders and also of the Board of Directors to be held, subject to the limitations prescribed by law or by these Bylaws, at such times and at such places as the President shall deem proper.

     (d) Subject to the direction of the Board of Directors, to have general charge of the property of the corporation and to supervise and control all officers, agents, and employees of the corporation.

Section 5.2. President Pro Tem. If neither the Chairman of the Board, the President, nor any Vice President is present at any meeting of the Board of Directors, a President pro tem may be chosen to preside and act at such meeting. If neither the President nor any Vice


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President is present at any meeting of the shareholders, a President pro tem may be chosen to preside at such meeting.

                                   ARTICLE 6

                                 VICE PRESIDENT

In case of the absence, disability, or death of the President, the Vice President, or one of the Vice Presidents, shall exercise all the powers and perform all the duties of the President. If there is more than one Vice President, the order in which the Vice Presidents shall succeed to the powers and duties of the President shall be fixed by the Board of Directors. The Vice President or Vice Presidents shall have such other powers and perform such other duties as may be granted or prescribed by the Board of Directors.

                                   ARTICLE 7

                                   SECRETARY

The powers and duties of the Secretary are:

     (a) To keep a book of minutes at the principal office of the corporation, or such other place as the Board of Directors may order, of all meetings of its directors and shareholders with the time and place of holding, whether regular or special, and, if special, how authorized, the notice thereof given, the names of those present at directors' meetings, the number of shares present or represented at shareholders' meetings, and the proceedings thereof.

     (b) To keep the seal of the corporation and to affix the same to all instruments which may require it.

     (c) To keep or cause to be kept at the principal office of the corporation, or at the office of the transfer agent or agents, a share register, or duplicate share registers, showing the names of the shareholders and their addresses, the number and classes of shares held by each, the number and date of certificates issued for shares, and the number and date of cancellation of every certificate surrendered for cancellation.

     (d) To keep a supply of certificates for shares of the corporation, to fill in all certificates issued, and to make a proper record of each such issuance; provided, that so long as the corporation shall have one or more duly appointed and acting transfer agent of the shares, or any class or series of shares, of the corporation, such duties with respect to such shares shall be performed by such transfer agent or transfer agents.

     (e) To transfer upon the share books of the corporation any and all shares of the corporation; provided, that so long as the corporation shall have one or more duly appointed and acting transfer agent of the shares, or any class or series of shares, of the corporation, such duties with respect to such shares shall be performed by such transfer agent or transfer agents, and the method of transfer of each certificate shall be subject to the reasonable regulations of the transfer agent to which the certificate is presented for transfer, and also, if the corporation then has one or more duly appointed and


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          acting registrars,  to the reasonable  regulations of the registrar to which the new certificate is presented for registration; and provided, further, that no certificate for shares of stock shall be issued or delivered or, if issued or delivered, shall have any validity whatsoever until and unless it has been signed or authenticated in the manner provided in Section 12.2.

     (f) To make service and publication of all notices that may be necessary or proper, and without command or direction from anyone. In case of the absence, disability, refusal, or neglect of the Secretary to make service or publication of any notices, then such notices may be served and/or published by the President, a Vice President, any person thereunto authorized by either of them, the Board of Directors, or the holders of a majority of the outstanding shares of the corporation.

     (g) Generally to do and perform all such duties as pertain to the office of Secretary and as may be required by the Board of Directors.

                                   ARTICLE 8

                            CHIEF FINANCIAL OFFICER

The powers and duties of the Chief Financial Officer are:

     (a) To supervise and control the keeping and maintaining of adequate and correct accounts of the corporation's properties and business transactions, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, retained earnings, and shares. The books of account shall at all reasonable times be open to inspection by any director.

     (b) To have the custody of all funds, securities, evidences of indebtedness, and other valuable documents of the corporation, and, at the Chief Financial Officer's discretion, to cause any or all thereof to be deposited for the account of the corporation with such depositary as may be designated from time to time by the Board of Directors.

     (c) To receive or cause to be received, and to give or cause to be given, receipts and acquittances for moneys paid in for the account of the corporation.

     (d) To disburse, or cause to be disbursed, all funds of the corporation as may be directed by the Board of Directors, taking proper vouchers for such disbursements.

     (e) To render to the President and the Board of Directors, whenever they may require, accounts of all transactions and of the financial condition of the corporation.

     (f) Generally to do and perform all such duties as pertain to the office of Chief Financial Officer and as may be required by the Board of Directors.



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                                   ARTICLE 9

                            COMMITTEES OF THE BOARD

Section 9.1. Appointment and Procedure. The Board of Directors may, by resolution adopted by a majority of the authorized number of directors, designate one or more committees, each consisting of at least two or more directors, to serve at the pleasure of the Board. The Board may designate one or more directors as alternate members of any committee, who may replace any absent member at any meeting of the committee. The appointment of members or alternate members of a committee requires the vote of a majority of the authorized number of directors.

Section 9.2. Powers. Any committee appointed by the Board of Directors, to the extent provided in the resolution of the Board or in these Bylaws, shall have all the authority of the Board except with respect to:

     (a) the approval of any action which requires the approval or vote of the shareholders;

     (b)  the filling of vacancies on the Board or on any committee;

     (c) the fixing of compensation of the directors for serving on the Board or on any committee;

     (d)  the amendment or repeal of Bylaws or the adoption of new Bylaws;

     (e) the amendment or repeal of any resolution of the Board which by its express terms is not so amendable or repealable;

     (f) a distribution as defined at Section 166 of the California Corporations Code, except at a rate or in a periodic amount or within a price range set forth in the Articles of Incorporation or determined by the Board;

     (g) the appointment of other committees of the Board or the members thereof.

Section 9.3. Executive Committee. In the event that the Board of Directors appoints an Executive Committee, such Executive Committee, in all cases in which specific directions to the contrary shall not have been given by the Board of Directors, shall have and may exercise, during the intervals between the meetings of the Board of Directors, all the powers and authority of the Board of Directors in the management of the business and affairs of the corporation (except as provided in Section 9.2) in such manner as the Executive Committee may deem best for the interests of the corporation.



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                                   ARTICLE 10

                            MEETINGS OF SHAREHOLDERS

Section 10.1. Place of Meetings. Meetings (whether regular, special, or adjourned) of shareholders of the corporation shall be held at the principal office for the transaction of business as specified in accordance with Section 1.1, or any place within or without the State which may be designated by written consent of all the shareholders entitled to vote thereat, or which may be designated by the Board of Directors.

Section 10.2. Time of Annual Meetings. The annual meeting of the shareholders shall be at the hour of 4:00 o'clock in the afternoon on the second Wednesday in February in each year, if not a legal holiday, and if a legal holiday, then on the next succeeding business day not a legal holiday, or such other time or date within fifteen months of the date of incorporation or the date of the last annual meeting of shareholders (whichever is later) as may be set by the Board of Directors.

Section 10.3. Special Meetings. Special meetings of the shareholders may be called by the Board of Directors, the Chairman of the Board, the President, or the holders of shares entitled to cast not less than ten percent (10%) of the votes at the meeting.

Section 10.4. Notice of Meetings. Whenever shareholders are required or permitted to take any action at a meeting, a written notice of the meeting shall be given not less than 10 (or, if sent by third-class mail, 30) nor more than 60 days before the day of the meeting to each shareholder entitled to vote thereat. Such notice shall state the place, date, and hour of the meeting and (a) in the case of a special meeting, the general nature of the business to be transacted, and no other business may be transacted, or (b) in the case of the annual meeting, those matters which the Board, at the time of the mailing of the notice, intends to present for action by the shareholders, but subject to the provisions of Section 10.8 hereof any proper matter may be presented at the meeting for such action. The notice of any meeting at which directors are to be elected shall include the names of nominees intended at the time of the notice to be presented by the Board of Directors for election.

Section 10.5. Delivery of Notice. Notice of a shareholders' meeting or the furnishing of any report shall be given either personally or by first-class mail, or, if the corporation has outstanding shares held of record by 500 or more persons on the record date for the shareholders' meeting, notice may be sent third-class mail, or other means of written communication, addressed to the shareholder at the address of such shareholder appearing on the books of the corporation or given by the shareholder to the corporation for the purpose of notice; or if no such address appears or is given, at the place where the principal executive office of the corporation is located or by publication at least once in a newspaper of general circulation in the county in which the principal executive office is located. The notice or report shall be deemed to have been given at the time when delivered personally or deposited in the mail or sent by other means of written communication. A verified statement of mailing of any notice or report in accordance with the provisions of this Section, executed by the secretary, assistant secretary, or any transfer agent, shall be prima facie evidence of the giving of the notice or report. If any notice or



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report  addressed  to  the  shareholders  at the  address  of  such  shareholder appearing on the books of the corporation is returned to the corporation by United States Postal Service marked to indicate that the United States Postal Service is unable to deliver the notice or report to the shareholder at such address, all future notices or reports shall be deemed to have been duly given without further mailing if the same shall be available for the shareholder upon written demand of the shareholder at the principal executive office of the corporation for a period of one year from the date of the giving of the notice to all other shareholders.

Section 10.6. Adjourned Meetings. When a shareholders' meeting is adjourned to another time or place, unless these Bylaws otherwise require, notice need not be given of the adjourned meeting if the time and place thereof is announced at the meeting at which the adjournment is taken. At the adjourned meeting the corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than 45 days or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each shareholder of record entitled to vote at the meeting.

Section 10.7. Consent to Shareholders' Meeting. The transactions of any meeting of shareholders, however called and noticed, and wherever held, are as valid as though had at a meeting duly held after regular call and notice, if a quorum is present either in person or by proxy, and if, either before or after the meeting, each of the persons entitled to vote not present in person or by proxy signs a written waiver of notice or consent to the holding of the meeting or an approval of the minutes thereof. All such waivers, consents, and approvals shall be filed with the corporate records or made a part of the minutes of the meeting. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person objects, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened and except that attendance at a meeting is not a waiver of any right to object to the consideration of matters required by the California General Corporation Law to be included in the notice but not so included in the notice if such objection is expressly made at the meeting. Neither the business to be transacted at nor the purpose of any regular or special meeting of shareholders need be specified in any written notice, consent to the holding of the meeting or approval of the minutes thereof, unless otherwise provided in the Articles of Incorporation or Bylaws, except as provided in Section 10.8.

Section 10.8. Notice of Business to be Transacted in Certain Cases. Any shareholder approval at a meeting, other than unanimous approval by those entitled to vote, on any of the matters listed below shall be valid only if the general nature of the proposal so approved was stated in the notice of meeting or in any written waiver of notice:

     (a) a proposal to approve a contract or other transaction between a corporation and one or more of its directors, or between a corporation and any corporation, firm, or association in which one or more director has a material financial interest;

     (b)  a proposal to amend the Articles of Incorporation;

     (c) a proposal regarding a reorganization, merger, or consolidation involving the corporation;

     (d)  a proposal to wind up and dissolve the corporation;

     (e) a proposal to adopt a plan of distribution of the shares, obligations, or securities of any other corporation, domestic or foreign, or assets other than money which is not in accordance with the liquidation rights of any preferred shares as specified in the Articles of Incorporation.

Section 10.9. Quorum; Vote Required.

10.9.1. Quorum Required. The presence in person or by proxy of the persons entitled to vote a majority of the voting shares at any meeting shall constitute a quorum for the transaction of business. If a quorum is present, the affirmative vote of a majority of the shares represented and voting at a duly held meeting at which a quorum is present (which shares voting affirmatively also constitute at least a majority of the required quorum) shall be the act of the shareholders, unless the vote of a greater number or voting by classes is required by law, the Articles of Incorporation, or these Bylaws, and except as provided in subsection 10.9.2.

10.9.2. Continuation of Business Despite Lack of Quorum. The shareholders present at a duly called or held meeting at which a quorum is present may continue to transact business until adjournment notwithstanding the withdrawal of the number of enough shareholders to leave less than a quorum, if any action taken (other than adjournment) is approved by at least a majority of the shares required to constitute a quorum.

10.9.3. No Votes Without Quorum. In the absence of a quorum, any meeting of shareholders may be adjourned from time to time by the vote of a majority of the shares represented either in person or by proxy, but no other business may be transacted, except as provided in subsection 10.9.2.

Section 10.10. Actions Without Meeting.

10.10.1. Majority Consent. Any action which may be taken at any annual or special meeting of shareholders may be taken without a meeting and without prior notice, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted; provided that, subject to the provisions of Section 2.6, directors may not be elected by written consent except by unanimous written consent of all shares entitled to vote for the election of directors.

10.10.2. Notice to Nonconsenting Shareholders. Unless the consents of all shareholders entitled to vote have been solicited in writing,

     (a)  notice of any shareholder approval on matters described in subsections
          (a), (c), or (e) of Section 10.8 or respecting indemnification of agents of the corporation without a meeting by less than unanimous written consent shall be given at least ten (10) days before the consummation of the action authorized by such approval, and



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



     (b) prompt notice shall be given of the taking of any other corporate action approved by shareholders without a meeting by less than unanimous written consent, to those shareholders entitled to vote but who have not consented in writing; the provisions of Section 10.5 shall apply to such notice.

10.10.3. Setting of Record Date. In order that the corporation may determine the shareholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which date shall not be more than ten (10) days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. Any shareholder of record seeking to have the shareholders authorize or take corporate action by written consent shall, by written notice to the secretary, request the Board of Directors to fix a record date. The Board of Directors shall promptly, but in all events within ten (10) days after the date on which such a request is received, adopt a resolution fixing the record date (unless a record date has previously been fixed by the Board of Directors pursuant to the first sentence of this Section). If no record date has been fixed by the Board of Directors pursuant to the first sentence of this Section or otherwise within ten (10) days of the date on which such a request is received, the record date for determining shareholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is required by applicable law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the corporation by delivery to the secretary at the principal executive offices of the corporation. Delivery shall be by hand or by certified mail, return receipt requested. If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required by applicable law, the record date for determining shareholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the date on which the Board of Directors adopts the resolution taking such prior action.

10.10.4.  Inspection.  In the event of the delivery,  in the manner  provided by
Section 10.10.3, to the corporation of the requisite written consent or consents to take corporate action and/or any related revocation or revocations, the corporation shall engage independent inspectors of elections for the purpose of performing promptly a ministerial review of the validity of the consents and revocations. For the purpose of permitting the inspectors to perform such review, no action by written consent without a meeting shall be effective until such date as the independent inspectors certify to the corporation that the consents delivered to the corporation in accordance with Section 10.10.3 represent at least the minimum number of votes that would be necessary to take the corporate action. Nothing contained in this Section 10.10.4 shall in any way be construed to suggest or imply that the Board of Directors or any shareholder shall not be entitled to contest the validity of any consent or revocation thereof, whether before or after such certification by the independent inspectors, or to take any other action (including, without limitation, the commencement, prosecution, or defense of any litigation with respect thereto, and the seeking of injunctive relief in such litigation).



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



10.10.5. Time Period for Consents. Every written consent shall bear the date of signature of each shareholder who signs the consent and no written consent shall be effective to take the corporate action referred to therein unless, within sixty (60) days of the earliest dated written consent received in accordance with Section 10.10.3, a written consent or consents signed by a sufficient number of holders to take such action are delivered to the Corporation in the manner prescribed in Section 10.10.3.

Section 10.11. Revocation of Consent. Any shareholder giving a written consent, or the shareholder's proxy-holders, or a transferee of the shares or a personal representative of the shareholder or their respective proxy-holders, may revoke the consent by a writing received by the corporation prior to the time that written consents of the number of shares required to authorize the proposed action have been filed with the secretary of the corporation, but may not do so thereafter. Such revocation is effective upon its receipt by the secretary of the corporation.

Section 10.12. Voting Rights. Except as provided in Section 10.14, in the Articles of Incorporation, or in any statute relating to the election of directors or to other particular matters, each outstanding share, regardless of class, shall be entitled to one vote on each matter submitted to a vote of shareholders. Any holder of shares entitled to vote on any matter may vote part of the shares in favor of the proposal and refrain from voting the remaining shares or vote them against the proposal, other than elections to office, but, if the shareholder fails to specify the number of shares such shareholder is voting affirmatively, it will be conclusively presumed that the shareholder's approving vote is with respect to all shares such shareholder is entitled to vote.

Section 10.13. Determination of Holders of Record.

10.13.1. Record Date. In order that the corporation may determine the shareholders entitled to notice of any meeting, to vote, to receive payment of any dividend or other distribution or allotment of any rights, or to exercise any rights in respect of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be more than 60 nor less than 10 days prior to the date of such meeting nor more than 60 days prior to any other action.

10.13.2. Absence of Determination By Board. In the absence of any record date set by the Board of Directors pursuant to subsection 10.13.1, then:

     (a) The record date for determining shareholders entitled to notice of or to vote at a meeting of shareholders shall be at the close of business on the business day next preceding the day on which notice is given or, if notice is waived, at the close of business on the business day next preceding the day on which the meeting is held.

     (b) The record date for determining shareholders entitled to give consent to corporate action in writing without a meeting, when no prior action by the Board has been taken, shall be the day on which the first written consent is given.

     (c) The record date for determining shareholders for any other purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto, or the 60th day prior to the date of such other action, whichever is later.

10.13.3. Adjournments. A determination of shareholders of record entitled to notice of or to a vote at a meeting of shareholders shall apply to any adjournment of the meeting unless the Board fixes a new record date for the adjourned meeting, but the Board shall fix a new record date if the meeting is adjourned for more than 45 days from the date set for the original meeting.

10.13.4. Effect of Post Record Date Transfers. Shareholders at the close of business on the record date are entitled to notice and to vote or to receive the dividend, distribution, or allotment of rights or to exercise the rights, as the case may be, notwithstanding any transfer of any shares on the books of the corporation after the record date, except as otherwise provided in the Articles, these Bylaws, agreement, or applicable law.

Section 10.14. Elections for Directors.

10.14.1. Right to Cumulate. Every shareholder complying with subsection 10.14.2 and normally entitled to vote at any election of directors may cumulate such shareholder's votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which the shareholder's shares are entitled, or distribute the shareholder's votes on the same principle among as many candidates as the shareholder thinks fit.

10.14.2. Procedure for Cumulating Votes. No shareholder shall be entitled to cumulate votes (i.e., cast for any candidate a number of votes greater than the number of the votes which such shareholder normally is entitled to cast) unless such candidate or candidates' names have been placed in nomination prior to the voting and the shareholder has given written notice to the chairman of the meeting at the meeting prior to the voting of the shareholder's intention to cumulate the shareholder's votes. If any one shareholder has given such notice, all shareholders may cumulate their votes for candidates in nomination.

10.14.3. Directors Elected. In any election of directors, the candidates receiving the highest number of affirmative votes of the shares entitled to be voted for them up to the number of directors to elected by such shares are elected; votes against directors and votes withheld shall have no effect.

10.14.4. Ballot Optional. Elections for directors need not be by ballot unless a shareholder demands election by ballot at the meeting and before the voting begins.

Section 10.15. Proxies.

10.15.1. Proxies Authorized. Every person entitled to vote shares may authorize another person or persons to act by proxy with respect to such shares. Any proxy purporting to be executed in accordance with the provisions of the General Corporation Law of the State of California shall be presumptively valid.

10.15.2. Term of Proxy. No proxy shall be valid after the expiration of 11 months from the date thereof unless otherwise provided in the proxy. Every proxy continues in full force and effect until revoked by the person executing it prior to the vote pursuant thereto, except as otherwise provided in this Section. Such revocation may be effected by a writing delivered to the corporation stating that the proxy is revoked or by a subsequent proxy executed by the person executing the prior proxy and presented to the meeting, or as to any meeting by attendance at such meeting and voting in person by the person executing the proxy. The dates contained on the forms of proxy presumptively determine the order of execution, regardless of the postmark dates on the envelopes in which they are mailed.

10.15.3. Death of Proxy Maker. A proxy is not revoked by the death or incapacity of the maker unless, before the vote is counted, written notice of such death or incapacity is received by the corporation.

Section 10.16. Inspectors of Election.

10.16.1. Appointment. In advance of any meeting of shareholders, the Board may appoint inspectors of election to act at the meeting and any adjournment thereof. If inspectors of election are not so appointed, or if any persons so appointed fail to appear or refuse to act, the chairman of any meeting of shareholders may, and on the request of any shareholder or a shareholder's proxy shall, appoint inspectors of election (or persons to replace those who so fail or refuse) at the meeting. The number of inspectors shall be either one or three. If appointed at a meeting on the request of one or more shareholders or proxies, the majority of shares represented in person or by proxy shall determine whether one or three inspectors are to be appointed.

10.16.2. Duties. The inspectors of election shall determine the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum, the authenticity, validity, and effect of proxies, receive votes, ballots, or consents, hear and determine all challenges and questions in any way arising in connection with the right to vote, count, and tabulate all votes and consents, determine when the polls shall close, determine the result, and do such acts as may be proper to conduct the election or vote with fairness to all shareholders.

10.16.3. Good Faith; Acts. The inspectors of election shall perform their duties impartially, in good faith, to the best of their ability, and as expeditiously as is practical. If there are three inspectors of election, the decision, act, or certificate of a majority is effective in all respects as the decision, act, or certificate of all. Any report or certificate made by the inspectors of election is prima facie evidence of the facts stated therein.

Section 10.17. Nominations and Proposals at Annual Meetings.

10.17.1. Nominations and Proposals. Nominations of persons for election to the Board of Directors and the proposal of business to be transacted by the shareholders may be made at an annual meeting of shareholders (a) pursuant to the corporation's notice with respect to such meeting, (b) by or at the direction of the Board of Directors or (c) by any shareholder of the corporation who was a shareholder of record at the time of giving of the notice provided for



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



in this section, who is entitled to vote at the meeting and who has complied with the notice procedures set forth in this section.

10.17.2. Prior Notice. For nominations or other business to be properly brought before an annual meeting by a shareholder pursuant to Section 10.17.1(c), the shareholder must have given timely notice thereof in writing to the secretary of the corporation and such business must be a proper matter for shareholder action under the California General Corporation Law. To be timely, a shareholder's notice shall be delivered to the secretary at the principal executive offices of the corporation not less than 60 days nor more than 90 days prior to the first anniversary of the preceding year's annual meeting of shareholders; provided, however, that if the date of the annual meeting is advanced more than 30 days prior to or delayed by more than 60 days after such anniversary date, notice by the shareholder to be timely must be so delivered not earlier than the 90th day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. Such shareholder's notice shall set forth (a) as to each person whom the shareholder proposes to nominate for election or reelection as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (b) as to any other business that the shareholder proposes to bring before the meeting, a brief description of such business, the reasons for conducting such business at the meeting and any material interest in such business of such shareholder and the beneficial owner, if any, on whose behalf the proposal is made; and (c) as to the shareholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such shareholder, as they appear on the corporation's books, and of such beneficial owner and (ii) the class and number of shares of the corporation that are owned beneficially and of record by such shareholder and such beneficial owner.

10.17.3. Increase in Number of Directors to be Elected. Notwithstanding anything in the second sentence of Section 10.17.2 to the contrary, in the event that the number of directors to be elected to the Board of Directors is increased and there is no public announcement naming all of the nominees for director or specifying the size of the increased Board of Directors made by the corporation at least 70 days prior to the first anniversary of the preceding year's annual meeting, a shareholder's notice required by this Section shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the secretary at the principal executive offices of the corporation not later than the close of business on the 10th day following the day on which such public announcement is first made by the corporation.

10.17.4. No Other Business. Only persons nominated in accordance with the procedures set forth in this section shall be eligible to serve as directors and only such business shall be conducted at an annual meeting of shareholders as shall have been brought before the meeting in accordance with the procedures set forth in this section. The chair of the meeting shall have the power and the duty to determine whether a nomination or any business proposed to be brought before the meeting has been made in accordance with the procedures set forth in these Bylaws and, if any proposed nomination or business is not in compliance with these Bylaws to declare that such defective proposed business or nomination shall not be presented for shareholder action at the meeting and shall be disregarded.

10.17.5. Definition. For purposes of this section, "public announcement" shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or a comparable national news service or in a document publicly filed by the Company with the Securities and Exchange Commission pursuant to
Section 13, 14 or 15(d) of the Exchange Act.

10.17.6. No Effect On Exchange Act Requirements. Notwithstanding the foregoing provisions of this Section, a shareholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to matters set forth in this Section. Nothing in this section shall be deemed to affect any rights of shareholders to request inclusion of proposals in the Company's proxy statement pursuant to Rule 14a-8 under the Exchange Act.

Section 10.18. Special Meetings; Other Provisions. The Board of Directors may postpone, reschedule or cancel any previously scheduled special meeting. Nominations of persons for election to the Board of Directors may be made at a special meeting of Shareholders at which directors are to be selected pursuant to the Company's notice of meeting (a) by or at the direction of the Board of Directors or (b) by any shareholder of the corporation who is a shareholder of record at the time of giving of notice provided for in these Bylaws, who shall be entitled to vote at the meeting and who complies with the notice procedures set forth in this Section. Nominations by shareholders of persons for election to the Board of Directors may be made at such a special meeting of shareholders if the shareholder's notice required by Section 10.17.2 of these Bylaws shall be delivered to the secretary at the principal executive offices of the corporation not earlier than the 90th day prior to such special meeting and not later than the close of business on the later of the 60th day prior to such special meeting or the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be selected at such meeting.

                                   ARTICLE 11

               INDEMNIFICATION OF DIRECTORS, OFFICERS, AND AGENTS

Section 11.1. Indemnification For Third Party Actions. The corporation shall indemnify any officer or director of the corporation, and may indemnify any other person, who was or is a party or is threatened to be made a party to any proceeding (other than an action by or in the right of the corporation to procure a judgment in its favor) by reason of the fact that such person is or was an agent of the corporation, against expenses, judgments, fines, settlements, and other amounts actually and reasonably incurred in connection with such proceeding if such person acted in good faith and in a manner such person reasonably believed to be in the best interests of the corporation and, in the case of a criminal proceeding, had no reasonable cause to believe the conduct of such person was unlawful. The termination of any proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendre or its equivalent shall not, of itself, create a presumption that the person did not act in good faith and in a manner which the person reasonably believed to be in the best interests of the corporation or that the person had reasonable cause to believe that the person's conduct was unlawful.

Section 11.2. Indemnification For Claims By the Corporation. The corporation shall indemnify any officer or director of the corporation, and may indemnify any other person, who was or is a party or is threatened to be made a party to any threatened, pending, or completed action by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was an agent of the corporation, against expenses actually and reasonably incurred by such person in connection with the defense or settlement of such action if such person acted in good faith, in a manner such person believed to be in the best interests of the corporation and its shareholders.

Section 11.3. Indemnification For Successful Defense. To the extent that an agent of the corporation is successful on the merits in defense of any proceeding or in defense of any claim, issue, or matter therein, the agent shall be indemnified against expenses actually and reasonably incurred by the agent in connection therewith.

Section 11.4. Advances of Expenses. Expenses incurred by an officer or director of the corporation in defending a proceeding shall be advanced by the corporation, and expenses incurred by a person other than an officer or director of the corporation in defending a proceeding may be advanced by the corporation, before final disposition of the proceeding. As a condition to any such advance, the corporation shall receive an undertaking by or on behalf of the officer, director, or agent to repay such amount if it is determined ultimately that the agent is not entitled to be indemnified. With respect to advances to persons other than officers or directors, the corporation may require such terms and collateral as it deems appropriate as a condition to any such advance. The corporation shall pay expenses of officers and directors required to be paid under this Section within 45 days after the corporation receives evidence of the expenses in form sufficient to document them for tax purposes.

Section 11.5. Prohibitions on Indemnification.

11.5.1. Inconsistent With Controlling Documents or Court Orders, or Culpable Acts. No indemnification or advance shall be made under this Article, except as provided in Section 11.3 or Section 11.6(c), in any circumstance where it appears that:

     (a) it would be inconsistent with a provision of the Articles of Incorporation of the corporation, these Bylaws, a resolution of the shareholders, or an agreement in effect at the time of the accrual of the alleged cause of action asserted in the proceeding in which the expenses were incurred or other amounts were paid, which prohibits or otherwise limits indemnification; or

     (b) it would be inconsistent with any condition expressly imposed by a court in approving a settlement.



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



11.5.2. Selfish or Reckless Actions. No indemnification or advance shall be made under this Article, except as provided in Section 11.3, in any circumstance where it appears that the agent may be liable:

     (a) for acts or omissions that involve intentional misconduct or a knowing and culpable violation of law;

     (b) for acts or omissions that the agent believes to be contrary to the best interests of the corporation or its shareholders or that involve the absence of good faith on the part of the agent;

     (c) for any transaction from which the agent derived an improper personal benefit;

     (d) for acts or omissions that show a reckless disregard for the agent's duty to the corporation or its shareholders in circumstances in which the agent was aware, or should have been aware, in the ordinary course of performing the agent's duties, of a risk of serious injury to the corporation or its shareholders;

     (e) for acts or omissions that constitute an unexcused pattern of inattention that amounts to an abdication of the agent's duty to the corporation or its shareholders; or

     (f)  under Section 310 or Section 316 of the California Corporations Code.

11.5.3. Additional Prohibitions on Indemnification of Claims by the Corporation. No indemnification shall be made under Section 11.2,

     (a)  in  respect  of any claim,  issue,  or matter as to which such  person shall  have  been  adjudged  to be liable  to the  corporation  in the performance of such person's duty to the corporation and its shareholders, unless and only to the extent that the court in which such proceeding is or was pending shall determine upon application that, in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for expenses and then only to the extent that the court shall determine;

     (b) of amounts paid in settling or otherwise disposing of a pending action without court approval; or

     (c) of expenses incurred in defending a pending action which is settled or otherwise disposed of without court approval.

Section 11.6. Authorization of Indemnification. Except as provided in Section 11.3, any indemnification under this Article shall be made by the corporation only if authorized in the specific case, upon a determination that indemnification of the agent is proper in the circumstances because the agent has met the applicable standard of conduct set forth in Section 11.1 or 11.2, by any of the following:



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     (a)  A  majority  vote of a  quorum  consisting  of  directors  who are not parties to such proceeding;

     (b) If such quorum of directors is not obtainable, by independent legal counsel in a written opinion;

     (c) Approval of the shareholders, with the shares owned by the person to be indemnified not being entitled to vote thereon; or

     (d) The court in which such proceeding is or was pending upon application made by the corporation or the agent or the attorney or other person rendering services in connection with the defense, whether or not such application by the agent, attorney or other person is opposed by the corporation.

Section 11.7. Bylaws Not Exclusive. The corporation may agree that it shall indemnify or advance expenses in situations where such indemnification or advance is not mandatory as the Board of Directors deems appropriate. The indemnification provided by this Article shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under any law, other provisions of these Bylaws, the corporation's Articles of Incorporation, agreement, vote of shareholders or disinterested directors, or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office, as authorized in the Articles of Incorporation of the corporation. The rights to indemnification under this Article shall continue as to a person who has ceased to be an agent and shall inure to the benefit of the heirs, executors, and administrators of such person. Nothing contained in this Article shall affect any right to indemnification to which persons other than such directors and officers may be entitled by contract or otherwise.

Section 11.8. Insurance. The corporation may purchase and maintain insurance on behalf of any agent against any liability asserted against or incurred by the agent in such capacity or arising out of the agent's status as such, whether or not the corporation has the power to indemnify the agent against such liability under this subsection.

Section 11.9. Optional Means of Assuring Payment. The corporation may, but is not required to, create a trust fund, grant a security interest, obtain a letter of credit, or use other means to ensure the payment of such sums as may be necessary to indemnify its agents as provided herein.

Section 11.10. Savings Clause. If any portion of this Article is invalid, then the corporation shall nevertheless indemnify each officer and director, and each agent the corporation elects to indemnify, to the full extent permitted by any applicable portion of this Article that is not invalid, or by any applicable agreement or law. Without limiting the foregoing, if any portion of this Article is invalid because it is too broad, the corporation shall be required or entitled, as the case may be, to indemnify its agents to the full extent permitted as if all necessary limitations had been included herein.



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



Section 11.11. Application of Other Laws. Nothing in this Article shall restrict the power of the corporation to indemnify its agents under any provision of law from time to time applicable to the corporation, nor shall anything in this Article authorize the corporation to indemnify its agents in situations prohibited by law.

Section 11.12. Definitions. For the purpose of this Article 11:

     (a) "agent" means any person who is or was a director, officer, employee, or other agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, or other enterprise, or was a director, officer, employee, or agent of a foreign or domestic corporation which was a predecessor corporation of the corporation or of another enterprise at the request of such predecessor corporation;

     (b) "officer" means the chief executive officer, chief operating officer, chief financial officer, president, treasurer, secretary, and any vice president, assistant treasurer, and assistant secretary of the corporation;

     (c) "proceeding" means any threatened, pending or completed action or proceeding, whether civil, criminal, administrative or investigative; and

     (d)  "expenses"  includes  without  limitation   attorneys'  fees  and  any
          expenses establishing a right to indemnification.

ARTICLE 12

SUNDRY PROVISIONS

Section 12.1. Shares Held by the Corporation. Shares in other corporations standing in the name of this corporation may be voted or represented and all rights incident thereto may be exercised on behalf of this corporation by the President or by any other officer of this corporation authorized so to do by resolution of the Board of Directors.

Section 12.2. Certificates of Stock. There shall be issued to each holder of fully paid shares of the capital stock of the corporation a certificate or certificates for such shares. Every holder of shares in the corporation shall be entitled to have a certificate signed in the name of the corporation by the Chairman or Vice Chairman of the Board, the President, or a Vice President and by the Chief Financial Officer, an Assistant Treasurer, the Secretary, or any Assistant Secretary, certifying the number of shares and the class or series of shares owned by the shareholder. Any or all of the signatures on the certificates may be facsimile. In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if such person were an officer, transfer agent, or registrar at the date of issue.

Section 12.3. Lost Certificates. The corporation may issue a new share certificate or a new certificate for any other security in the place of any certificate theretofore issued by it, alleged to have been lost, stolen, or



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



destroyed, and the corporation may require the owner of the lost, stolen, or destroyed certificate or the owner's legal representative to give the corporation a bond (or other adequate security) sufficient to indemnify it against  any  claim  that may be made  against  it  (including  any  expense  or liability) on account of the alleged loss, theft, or destruction of any such certificate or the issuance of such new certificate. The Board of Directors may adopt such other provisions and restrictions with reference to lost certificates, not inconsistent with applicable law, as it shall in its discretion deem appropriate.

Section 12.4. Certification and Inspection of Bylaws. The corporation shall keep at its principal executive office in this state, or if its principal executive office is not in this state at its principal business office in this state, the original or a copy of these Bylaws as amended to date, which shall be open to inspection by the shareholders at all reasonable times during office hours. If the principal executive office of the corporation is outside this state and the corporation has no principal business office in this state, it shall upon the written request of any shareholder furnish to such shareholder a copy of the Bylaws as amended to date.

Section 12.5. Notices. Any reference in these Bylaws to the time a notice is given or sent means, unless otherwise expressly provided, the time a written notice by mail is deposited in the United States mails, postage prepaid; or the time any other written notice is personally delivered to the recipient or is delivered to a common carrier for transmission, or actually transmitted by the person giving the notice by electronic means, to the recipient; or the time any oral notice is communicated, in person or by telephone or wireless, to the recipient or to a person at the office of the recipient who the person giving the notice has reason to believe will promptly communicate it to the recipient.

Section 12.6. Reports to Shareholders. Except as may otherwise be required by law, the rendition of an annual report to the shareholders is waived so long as there are less than 100 holders of record of the shares of the corporation (determined as provided in Section 605 of the California General Corporation
Law). At such time or times, if any, that the corporation has 100 or more holders of record of its shares, the Board of Directors shall cause an annual report to be sent to the shareholders not later than 120 days after the close of the fiscal year or within such shorter time period as may be required by applicable law, and such annual report shall contain such information and be accompanied by such other documents as may be required by applicable law.

Section 12.7. Loans to Officers. The Board may approve loans of money or property to, and guaranties of the obligations of, officers of the corporation, and may adopt employee benefit plans authorizing such loans and guaranties to officers of the corporation, without the approval of the shareholders of the corporation, provided that:

     (a) the corporation has outstanding shares held of record by more than 100 persons;

     (b)  the vote of any interested director or directors is not counted; and

     (c) the Board determines that such loan, guaranty, or plan may reasonably be expected to benefit the corporation.



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



                                   ARTICLE 13

                          CONSTRUCTION OF BYLAWS WITH
                         REFERENCE TO PROVISIONS OF LAW

Section 13.1. Definitions. Unless defined otherwise in these Bylaws or unless the context otherwise requires, terms used herein shall have the same meaning, if any, ascribed thereto in the California General Corporation Law, as amended from time to time.

Section 13.2. Bylaw Provisions Additional and Supplemental to Provisions of Law. All restrictions, limitations, requirements, and other provisions of these Bylaws shall be construed, insofar as possible, as supplemental and additional to all provisions of law applicable to the subject matter thereof and shall be fully complied with in addition to the said provisions of law unless such compliance shall be illegal.

Section 13.3. Bylaw Provisions Contrary to or Inconsistent with Provisions of Law. Any portion of these Bylaws that, upon being construed in the manner provided in Section 13.2, is contrary to or inconsistent with any applicable law, shall not apply so long as said law remains in effect. Such result shall not, however, affect the validity or application of any other portion of these Bylaws. Each portion of these Bylaws would have been adopted even if any other portion were invalid or unenforceable.

                                   ARTICLE 14

                    ADOPTION, AMENDMENT, OR REPEAL OF BYLAWS

Section 14.1. By Shareholders. Bylaws may be adopted, amended, or repealed by the approval of the affirmative vote of a majority of the outstanding shares of the corporation entitled to vote.

Section 14.2. By the Board of Directors. Subject to the right of shareholders to adopt, amend, or repeal Bylaws, Bylaws other than a Bylaw or amendment thereof changing the authorized number of directors or any provision of this Article may be adopted, amended, or repealed by the Board of Directors. A Bylaw adopted by the shareholders may restrict or eliminate the power of the Board of Directors to adopt, amend, or repeal any or all Bylaws.





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


CERTIFICATE OF SECRETARY



KNOW ALL MEN BY THESE PRESENTS:

That the undersigned does hereby certify that the undersigned is the Secretary of ILC Technology, Inc., a corporation duly organized and existing under and by virtue of the laws of the State of California; that the above and foregoing Bylaws of said corporation were duly and regularly adopted as such by the Board of Directors of said corporation; and that the above and foregoing Bylaws are now in full force and effect.

Dated:  November 21, 1996



/s/ Ronald E. Fredianelli
    Ronald E. Fredianelli, Secretary




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